UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 20, 2025

Commission File No. 001-14778

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite B-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNGX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2025, Soligenix, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”), at which the stockholders approved the 2025 Equity Incentive Plan (the “2025 Plan”). A summary of the 2025 Plan was included as part of Proposal 2 in the Company's proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on May 5, 2025. The summary of the 2025 Plan contained in the Proxy Statement is qualified by and subject to the full text of the 2025 Plan, which is filed as Exhibit 10.1 to this report. The forms of stock option agreement and restricted stock purchase agreement under the 2025 Plan are filed as Exhibits 10.2 and 10.3, respectively, to this report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 20, 2025, at the Annual Meeting, the following items were voted upon:

Proposal 1 – Election of Directors:

The following five nominees were elected as directors to serve until the 2025 Annual Meeting of Stockholders by votes as follows:

Name	For	Withheld
Christopher J. Schaber, PhD	330,950	33,545
Gregg A. Lapointe, CPA, MBA	332,492	32,003
Diane L. Parks, MBA	331,054	33,441
Robert J. Rubin, MD	331,046	33,449
Jerome B. Zeldis, MD, PhD	329,054	35,441

There were 1,168,832 broker non-votes in the election of directors.

Proposal 2 – 2025 Equity Incentive Plan:

The proposal to approve the 2025 Plan was approved, and the votes were as follows:

For	Against	Abstain
215,332	91,937	57,226

There were 1,168,832 broker non-votes on this proposal.

Proposal 3 – Non-Binding Advisory Vote on Executive Compensation:

The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s 2025 proxy statement was approved, and the votes were as follows:

03,633
For	Against	Abstain
303,633	53,830	7,032

There were 1,168,832 broker non-votes on this proposal.

Proposal 4 – Ratification of Auditors:

The proposal to ratify the appointment of Cherry Bekaert, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 was approved by votes as follows:

For	Against	Abstain
1,476,465	54,474	2,388

There were no broker non-votes on this proposal.

Proposal 5 – Adjournment Proposal:

The proposal to approve an adjournment of the Annual Meeting, in whole or in part as to any particular proposal(s), to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient shares voted to constitute a quorum or votes in favor of a particular proposal for approval, was approved, and the votes were as follows:

For	Against	Abstain
1,227,450	295,013	10,864

There were no broker non-votes on this proposal.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
10.1	Soligenix, Inc. 2025 Equity Incentive Plan

10.2	Form of Stock Option Agreement for 2025 Plan

10.3	Form of Restricted Stock Agreement for 2025 Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.

June 20, 2025	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

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